UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 4, 2013

SGB INTERNATIONAL HOLDINGS INC.
(Exact name of registrant as specified in its charter)

British Columbia	000-53490	N/A
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

No. 25 Jia He Road, Xinjing Centre, Unit C2606
Siming District, Xiamen City, Fujian Province
PRC China 361000
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: +86-1361930299
Registrant’s fax number, including area code: +86-05972265123

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 8.01 Other Events.

We are a foreign private issuer under the rules and regulations of the Securities and Exchange Commission and, as a result, are exempt from the requirements of Section 14(a), 14(b), 14(c) and 14(f) of the Securities Exchange Act of 1934, as provided by Rule 3a12-3 promulgated by the Securities and Exchange Commission. Instead, we are required to follow the proxy rules imposed by the securities laws of Canada. We are attaching to this Form 8-K shareholder meeting materials we filed on September 4, 2013 on SEDAR, the equivalent of EDGAR in Canada. These shareholder meeting materials include notice of annual and special meeting of shareholders, information circular, a form of proxy, and supplemental mailing list form.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits
20.1	Notice of Annual and Special Meeting of Shareholders and Information Circular
20.2	Form of Proxy
20.3	Supplemental Mailing List Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SGB INTERNATIONAL HOLDINGS INC.

Per:	/s/ Shibi Chen
Shibi Chen
Chief Executive Officer, President and Director
September 4, 2013